UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 24, 2025

Commission File Number	Exact Name of Registrants as Specified in their Charters, Address and Telephone Number	State of Incorporation	I.R.S. Employer Identification Nos.	Former name or former address, if changed since last report
1-14201	SEMPRA 488 8th Avenue San Diego, California 92101 (619) 696-2000	California	33-0732627	No change

1-03779	SAN DIEGO GAS & ELECTRIC COMPANY 8330 Century Park Court San Diego, California 92123 (619) 696-2000	California	95-1184800	No change

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Sempra: Sempra Common Stock, without par value	SRE	New York Stock Exchange
Sempra 5.75% Junior Subordinated Notes Due 2079, $25 par value	SREA	New York Stock Exchange
San Diego Gas & Electric Company:
None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
240.12b-2).

Emerging growth company
Sempra	☐
San Diego Gas & Electric Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Sempra	☐
San Diego Gas & Electric Company	☐

Item 8.01 Other Events.
On March 24, 2025, San Diego Gas & Electric Company (the “Company”), an indirect subsidiary of Sempra, entered into an underwriting agreement (the “Underwriting Agreement”) with CIBC World Markets Corp., Morgan Stanley & Co. LLC, TD Securities (USA) LLC and U.S. Bancorp Investments, Inc., as the representatives of the several underwriters named on Schedule I thereto (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters, severally and not jointly, $850,000,000 aggregate principal amount of its 5.400% First Mortgage Bonds, Series CCCC, due 2035 (the “Bonds”) for resale at a public offering price of 99.720% of the aggregate principal amount of the Bonds, in a registered public offering under a prospectus supplement and related prospectus filed with the U.S. Securities and Exchange Commission pursuant to the Company’s effective shelf registration statement on Form
S-3
(File
No. 333-269677).
A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form
8-K
and is incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to such exhibit.
This Current Report on Form
8-K
does not constitute an offer to sell or the solicitation of an offer to buy any securities nor will there be any sale of these securities in any jurisdiction in which, or to any person to whom, such offer, solicitation or sale would be unlawful. These securities are only offered by means of the prospectus supplement and related prospectus referred to above.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement, dated March 24, 2025, among San Diego Gas & Electric Company and the representatives of the several underwriters named therein.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: March 25, 2025	SEMPRA

	By:	/s/ Peter R. Wall
Peter R. Wall
Senior Vice President, Controller and Chief Accounting Officer

Date: March 25, 2025	SAN DIEGO GAS & ELECTRIC COMPANY

	By:	/s/ Valerie A. Bille
Valerie A. Bille
Senior Vice President, Chief Financial Officer, Chief Accounting Officer, Controller and Treasurer